                                                                  EXHIBIT 99

                                 FORTUNE BRANDS

Powerful Brands
in
Attractive Markets

                                                                Delivering
                                                              Double-Digit
                                                              EPS Growth -
                                                        Increasing Returns

Driving Change -
Focused on Value

                                 FORTUNE BRANDS
                                      2000

        (millions)
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Net Sales                                $5,844           +5%
                                                     (+6% comparable(1))
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Contribution(2)                            $874           +5%
                                                     (+7% comparable(1))
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Diluted EPS                               $2.29           +15%
   Before Net Charges                                (+20% comparable(1))
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EBITDA(3)                                  $985           +9%
                                                     (+10% comparable(1))
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Capital Expenditures                       $227
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Share Purchases                            $256      (10mm, 6% shares)
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Dividends                                  $147       (96(cent)(4) +4%)

Percentage of 2000 Contribution(2):
Home Hardware brands (39%); Spirits & Wine brands (35%); Golf brands (17%); Office brands (9%)

                      POWERFUL BRANDS IN ATTRACTIVE MARKETS

     Leading brands and category positions.

     --   80%+ sales from brands with #1 or #2 market positions.

     -- Home & Hardware ($2,215mm sales): a leader in kitchen & bath products in North America with #1 Moen faucets and #2 Aristokraft/Schrock cabinets (75%+ of home sales); a leader in hardware with #1 Master Lock padlocks and #1 Waterloo tool storage (primary supplier for Sears Craftsman(R) line).

     -- Spirits & Wine ($1,229mm sales, including $353mm excise taxes): leader in bourbon (Jim Beam #1 worldwide) and cordials (DeKuyper #1 U.S.), representing nearly 2/3's brand contribution; significant presence in worldwide Scotch whisky; a leading premium wine brand, Geyser Peak; a leader in U.S. spirits market; strong international distribution through new Maxxium joint venture with partners Remy-Cointreau and Highland Distillers.

     -- Golf ($965mm sales): #1 golf equipment manufacturer; #1 in golf balls with Titleist and Pinnacle (40-45% of golf sales), #2 in golf clubs with Titleist and Cobra (~25% sales), #1 in golf shoes & gloves with FootJoy (~25% sales) and accessories (5-10% sales).

     -- Office ($1,435mm sales): #1 in North America with #1 Swingline staplers, #2 Day-Timer time management, #1 Kensington computer accessories line, #1 ACCO clips/punches and #2 Wilson Jones vinyl binders; #1 in U.K. with #1 Rexel shredders/staplers and #1 Twinlock filing; #1 in Australia with #1 Marbig office supplies. A leading supplier to office superstores (~25% of office sales).

     Attractive markets, all growing backed by strong demographics:

     -- Home: Aging housing stock and maturing baby boomers are driving a strong housing and remodeling market, particularly for kitchen & bath products.

     -- Spirits & Wine: Worldwide growth of bourbon and cordials; double-digit growth of premium wine; turnaround in U.S. spirits market, and faster growth of premium spirits.

     -- Golf: Increasing rounds of play as baby boomers age; growing worldwide popularity of golf.

     -- Office: Fast growth of small, home and mobile offices; information age driving ~5-7% growth in cut-sheet paper consumption.

             DELIVERING DOUBLE-DIGIT EPS GROWTH - INCREASING RETURNS

     Strong track record of delivering on our expectations for double-digit EPS growth and increasing returns.

     -- 15% diluted EPS growth before net charges in 2000 (20% at constant currency), ROE(7) up to 17%, and working capital per dollar of sales decreased 0.9(cent)to 30.1(cent).

     -- 19% diluted EPS growth before net charges in 1999 (11% excl. goodwill benefit), ROE(7) up to 15%, and working capital per dollar sales decreased 0.4(cent)to 31.3(cent).

     -- 13% diluted EPS growth in 1998, ROE(7) up to 13%, and working capital per dollar sales decreased 2.4(cent)to 31.7(cent).

     Positioned well for 2001 to confront moderating U.S. retail and housing market with sustained brand investments and cost reduction projects initiated during good times - expect another record year.

     -- 2001 diluted EPS target is in range of analyst estimates for 3-7% growth, excluding the 9 cent EPS increase in 2001 from lower goodwill amortization.

     -- ~75% of sales less cyclical with U.S. economy: spirits & wine, repair & remodeling, hardware, golf consumables and international.

     Long-term double-digit EPS growth goal model:

     -- 5-6% internal sales growth, driven by 3-4% average $ market growth and share gains with strong brand investment and innovation; modest price increases.

     -- 6-7% internal contribution growth driven by ongoing cost reduction and faster growth of higher-margin new products (margins up ~20 basis points per year).

     -- 7-8% internal EBIT growth, leveraging comparatively flat non-operating expenses including goodwill ($110mm range per year).

     -- Double-digit EPS growth, with enhanced asset management and use of strong free cash flow ($225-250mm(5) per year target).

     20%+ long-term ROE goal.

     --  Achieving steady improvements in ROE (100 basis points per year goal).

     -- Significant opportunity to continue to reduce working capital per dollar sales (50 basis points per year goal).

                        DRIVING CHANGE - FOCUSED ON VALUE

     Progressing the strategic evolution of portfolio to drive shareholder value.

     -- Strategic alliance(9) with maker of the fast growing, #1 imported vodka in U.S., #3 premium brand worldwide ($570mm total sales), creating a spirits & wine industry leader -- $3B in system-sales worldwide, #2 distribution in U.S.

          o ~10% boost to 2002 EPS, just on distribution cost savings and debt reduction from $540mm after-tax proceeds (targeting 6-8(cent) EPS in `01 and 20-25(cent) in `02).

     -- Exploring strategic options for office, including divestiture.

     Investing in high-return internal growth with sustained strong commitment to innovation and R&D as well as brand building.

     -- Internal growth offers substantial returns, far in excess of cost of capital.

         o  33% contribution return on net tangible assets, up 80 basis points.

     --  New products introduced over past 3 years - a quarter of sales in 2000.

     -- Successes: Titleist 975D driver and the new Titleist Pro V1 golf ball; FootJoy Dry I.C.E. (interactive cooling environment) shoes; The Small Batch Bourbon Collection, Vox ultra-premium vodka and DeKuyper Pucker line of sweet & sour cordials; Moen's PureTouch filtering faucet and LifeShine durable, non-tarnishing finishes; and Master Lock's titanium series padlock line.

     Massive change to cost structure to drive low-cost position.

     -- 40% headquarters downsizing, relocating to our facility near Chicago, closer to operations ($30mm annual savings fell to bottom-line).

     -- $20mm+ incremental savings in 2001 from operational restructuring initiated in 1999 and 2000 (high IRR, 3-year minimum paybacks), including:

          o Relocated Master Lock padlocks, Swingline stapling, ACCO punches, Wilson Jones folders, Day-Timer planners, Maco inkjet labels and plumbing parts production to Mexico (expanding Waterloo toolbox production there as well).
          o    Streamlined office products organizational structure.
          o Integrated Titleist and Cobra golf club operations, halving # of facilities.
          o    Increased out-sourcing.

     Share purchases are an attractive investment at current stock prices.

     -- Repurchased over 12% of shares since beginning of 1999 (11mm in 1999; 10mm in 2000).

     -- Announced 5mm new share purchase authorization (if completed, Executive Committee can approve additional 5mm).

     --   Valuation measures at $33 stock price on March 22nd:

          o 13-14x analyst 2001 EPS estimates; 11-12x analyst 2001 cash EPS (+37(cent)(8)).
          o    6-7x enterprise value to analyst 2001 EBITDA estimates.
          o    2.9% dividend yield.

     Disciplined bolt-on/J.V. program in growing, consolidating markets.

     --   Leverage existing infrastructure - rapid, full integration.

     -- 10 bolt-ons since 1997 are adding to EPS (~$600mm sales; ~$500mm cost).

     --   Very high return spirits & wine distribution joint ventures.

     --   Buy well - target to halve multiple paid in 3-4 years.

     --   Bolt-ons must offer superior returns to share purchases.

     Strong balance sheet and free cash flow.

     -- "A" credit ratings - 5.0x interest coverage, lease-adjusted, as of December 31st.

     --   Free cash flow(5) target of $225-$250 million per year.

     Pay-for-performance culture - closely tied to creating shareholder value.

     -- Executive comp. over 60% stock-based, with ~30% based on EPS/ROE targets.

     -- Bolt-on acquisition "commitment" cases added to compensation plan targets.

     --   Expanded participation in stock option plan.

(1) Growth adjusting for sales through new spirits and wine J.V. and excluding excise taxes, effect of foreign currency and acquisitions completed in 1999.
(2) Contribution is net sales less all costs & expenses other than restructuring & other nonrecurring charges, amortization, corporate expenses, interest & related expenses, other (income) expenses, net, and income taxes.
(3) Contribution plus depreciation minus corporate expenses and other (income) expenses, net.
(4)  Indicated annual rate.
(5) Cash flow from operations (includes working capital) minus capital expenditures and dividends.
(6)  All brand sales are based on 2000 sales rounded to nearest $50 million.
(7)  Adjusted for restructuring and nonrecurring charges.
(8) Approximate after-tax goodwill expense impact on 2001 diluted earnings per share.
(9)  Transactions subject to certain conditions and regulatory approvals.

This contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, changes in interest rates, competitive product and pricing pressures, trade consolidations, the impact of excise tax increases with respect to distilled spirits, regulatory developments, the uncertainties of litigation, changes in golf equipment regulatory standards, the impact of weather, particularly on the home products and golf brand groups, expenses and disruptions related to shifts in manufacturing to different locations and sources, challenges in the integration of acquisitions and joint ventures, risks associated with the implementation of strategic options for ACCO World Corporation, as well as other risks and uncertainties detailed from time to time in our Securities and Exchange Commission filings.

      www.fortunebrands.com                                         03/28/01
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